Exhibit 99.1

NEWS RELEASE

Sabre Holdings Reports Financial Results for Fourth Quarter and Full-Year 2005

•                  Full-Year 2005 revenue of $2.5 billion, up 18 percent year-over-year

•                  Full-Year 2005 diluted EPS (Adjusted) of $1.50; Full-Year 2005 diluted EPS (GAAP) of $1.32

•                  4Q  2005 revenue of $620 million, up 25 percent year-over-year

•                  4Q  2005 diluted EPS (Adjusted) of $0.22; 4Q  2005 diluted EPS (GAAP) of $0.09

•                  Travelocity revenue up 86 percent for the fourth quarter, up 65 percent for the year

Note: Analyst call today at 9:00 a.m. CST, at www.sabre-holdings.com/investor/index.html.

SOUTHLAKE, Texas, Feb. 2, 2006 — Sabre Holdings Corporation (NYSE: TSG) today announced financial results for the fourth quarter and full year of 2005.

Revenue for the fourth quarter was $620 million, up 25 percent, year-over-year.

The company reported fourth quarter 2005 diluted earnings per share of $0.22 on an adjusted basis, equal to the amount in the year-ago quarter.  The results include the positive impact from the reversal of prior tax accruals which was partially offset by accelerated integration costs at lastminute.com and certain exceptional costs in the quarter.  On a GAAP basis, diluted earnings per share were $0.09 compared to $0.16 per share in the year-ago quarter.  In addition to the above, the GAAP  results include the impact of intangible amortization related to the acquisition of lastminute.com.

Revenue for the full-year 2005 was $2.5 billion, an increase of 18 percent, year-over-year.  The company reported 2005 diluted earnings per share of $1.50 on an adjusted basis, compared to $1.47 in 2004.  On a GAAP basis, diluted earnings per share were $1.32 compared to $1.38 per share a year ago.

“We finished what was a very exciting investment year with healthy revenue growth in the fourth quarter and solid operational performances across our business units,” said Sam Gilliland, Chairman and CEO, Sabre Holdings.  “We expect that the work we did in 2005 will fuel significant revenue and earnings growth in 2006 and beyond.”

Sabre Holdings 4Q05/2005 Earnings Release	Page 2

SABRE HOLDINGS 4Q 2005

FINANCIAL HIGHLIGHTS

(Note: See attached schedules for full financial details, reconciliations of non-GAAP financial measures, and a description of adjusting items.)

Revenue: Fourth quarter revenue was $620 million, an increase of 25 percent from $496 million in the year-ago quarter.

Operating income: Excluding adjusting items, operating income for the fourth quarter was $25 million, compared to $39 million in the year-ago quarter.  Operating income on a GAAP basis was $7 million, compared to $24 million in 2004.

Net earnings:  For the fourth quarter, net earnings, excluding adjusting items, were $28 million, or $0.22 per share, compared to $30 million, or $0.22 per share in the fourth quarter of 2004.  On a GAAP basis, fourth quarter net earnings were $12 million, or $0.09 per share on a diluted basis, compared to $21 million, or $0.16 per share on a diluted basis in the year-ago quarter.

Adjusted EBITDA:  For the fourth quarter, adjusted earnings before interest, taxes, depreciation, and amortization were $46 million.

SABRE HOLDINGS FULL-YEAR 2005 FINANCIAL HIGHLIGHTS

Revenue: For 2005, revenue was $2.5 billion, an increase of 18 percent from $2.1 billion year-over-year.

Operating income: Excluding adjusting items, operating income for the year was $306 million, compared to $316 million a year ago.  Operating income on a GAAP basis was $261 million, a slight increase from the same period last year.

Net earnings:  Net earnings, excluding adjusting items, were $196 million, or $1.50 per share, compared to $203 million, or $1.47 per share in 2004.  On a GAAP basis, 2005 net earnings were $172 million, or $1.32 per share on a diluted basis, compared to $190 million, or $1.38 per share on a diluted basis a year ago.

Adjusted EBITDA:  For 2005, adjusted earnings before interest, taxes, depreciation, and amortization were $392 million.

Cash/Debt: The company balance sheet as of Dec. 31, 2005 reflected cash and marketable securities of $558 million. Total debt at the end of the quarter was $1.4 billion, which included bridge financing for lastminute.com of $800 million, notes and bonds payable of $426 million, and a $159 million capital lease obligation.

Sabre Holdings 4Q05/2005 Earnings Release	Page 3

SABRE HOLDINGS BUSINESS REVIEW

TRAVELOCITY

For the fourth quarter, Travelocity global gross travel booked was $2 billion, an increase of 67 percent year-over-year.  Total global revenue for the quarter was $235 million, year-over-year growth of 86 percent.

On a geographic basis, gross travel booked and revenue for Travelocity included the following:

TRAVELOCITY	4Q05	4Q04	Y/Y Growth
Gross Travel Booked (millions)
North America (1)	$1,505	$1,146	31%
Europe (2)	$491	$48	NM
Total Gross Travel Booked	$1,996	$1,194	67%

Revenue (millions)
North America (1)	$156	$122	28%
Europe (2)	$79	$4	NM
Total Revenue	$235	$126	86%

(1)          Includes ZUJI results in Asia

(2)          Includes lastminute.com as of July 2005

Other Travelocity global metrics for the fourth quarter:

•                  Total air transaction revenue grew 45 percent

•                  Total non-air transaction revenue grew 126 percent

•                  Total packaging revenue grew 93 percent

•                  Packaging revenue as a percent of total transaction revenue was 24 percent

•                  Hotel room nights sold across the Travelocity network were 3.5 million, growth of 90 percent year-over-year

Sabre Holdings 4Q05/2005 Earnings Release	Page 4

For full-year 2005, Travelocity gross travel bookings were $7.4 billion, an increase of 51 percent year-over-year. Travelocity revenue was $830 million, a year-over-year increase of 65 percent.

On a geographic basis, gross travel booked and revenue for Travelocity included the following:

TRAVELOCITY	2005	2004		Y/Y Growth
Gross Travel Booked (millions)
North America (1)	$6,245	$4,893		28%
Europe (2)	$1,202	$48		NM
Total Gross Travel Booked	$7,446	$4,940		51%

Revenue (millions)
North America (1)	$633	$514		23%
Europe (2)	$197	$(12	)(3)	NM
Total Revenue	$830	$503		65%

(1)          Includes ZUJI results in Asia

(2)          Includes lastminute.com as of July 2005

(3)          Until October 2004, Travelocity Europe was a 50-percent joint venture, and net equity losses were recorded as contra to revenue

Other Travelocity global metrics for 2005:

•                  Total air transaction revenue grew 26 percent

•                  Total non-air transaction revenue grew 97 percent

•                  Total packaging revenue grew 98 percent

•                  Packaging revenue as a percent of total transaction revenue was 26 percent

•                  Hotel room nights sold across the Travelocity network were 12.9 million, growth of 67 percent year-over-year

SABRE TRAVEL NETWORK

Fourth quarter revenue from the Sabre Travel Network business was $364 million, an increase of 5 percent from $347 million in the year-ago quarter.  Global transactions in the quarter were 75 million, growth of 3 percent year-over-year.

Full-year 2005 revenue was $1.6 billion, an increase of 4 percent compared to 2004.  Total global transactions through the Sabre global distribution system were 343 million, an increase of 4 percent year-over-year.

Sabre Holdings 4Q05/2005 Earnings Release	Page 5

SABRE AIRLINE SOLUTIONS

Fourth quarter revenue from Sabre Airline Solutions was $64 million, an increase of 2 percent from $63 million in the year-ago quarter.

For 2005, revenue for Airline Solutions was $261 million, an increase of 7 percent over 2004.

RECENT BUSINESS HIGHLIGHTS

•                  Announced today that US Airways signed a 5-year full content deal with Sabre Travel Network and Travelocity (See separate joint press release dated Feb. 2, 2006: Sabre Holdings and US Airways Announce Signing of New Long-Term Full Content Agreement).

•                  Signed a 5-year full content agreement with Northwest Airlines to distribute all of Northwest’s published fares and inventory, including Web fares, through the Sabre global distribution system (GDS).

•                  Announced that Travelocity acquired complete ownership of ZUJI, the leading online travel company in the Asia-Pacific region.

•                  Increased the quarterly cash dividend by 11 percent to $0.10 per share payable on Feb. 28, 2006, to shareholders of record at the close of regular trading on the New York Stock Exchange on Feb. 10, 2006.

SABRE HOLDINGS OUTLOOK

1Q 2006

For the first quarter of 2006, the company projects revenue to be in the range of $680 million to $710 million.  Diluted earnings per share are projected to be in the range of $0.21 to $0.25 on an adjusted basis, and $0.10 to $0.14 on a GAAP basis. These first quarter estimates include the dilutive impact from seasonality of the lastminute.com business and interest expense associated with its acquisition.

Full-Year 2006

•                                          Year-over-year revenue growth of approximately 15 percent

•                                          Diluted earnings per share on an adjusted basis in the range of $1.70 to $1.77

•                                          Diluted earnings per share on a GAAP basis in the range of $1.23 to $1.30

Sabre Holdings 4Q05/2005 Earnings Release	Page 6

About Sabre Holdings

Sabre Holdings connects people with the world’s greatest travel possibilities by retailing travel products and providing distribution and technology solutions for the travel industry.  Sabre Holdings supports travelers, travel agents, corporations, government agencies and travel suppliers through its companies: Travelocity, Sabre Travel Network and Sabre Airline Solutions. Headquartered in Southlake, Texas, the company has approximately 9,000 employees in 45 countries. Full-year 2005 revenues totaled $2.5 billion. Sabre Holdings, an S&P 500 company, is traded on the NYSE under the symbol TSG. More information is available at http://www.sabre-holdings.com.

Statements in this release which are not purely historical facts or which necessarily depend upon future events, including statements about forecasted financial performance or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to Sabre Holdings Corporation on the date this report was submitted. Sabre Holdings Corporation undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to Sabre Holdings Corporation revenues being subject to adverse changes to our travel supplier relationships and potential substantial decreases in travel transaction volumes.  Sabre Holdings Corporation may not succeed in addressing these and other risks.  Further information regarding factors that could affect our financial and other results can be found in the risk factors section of Sabre Holdings Corporation’s most recent filing on Form 10-Q with the Securities and Exchange Commission.

#	#	#

Media Contact:	Investor Relations Contact:
Michael Berman	Karen Fugate
Sabre Holdings	Sabre Holdings
682 605 2397	682 605 2343
michael.berman@sabre-holdings.com	karen.fugate@sabre-holdings.com

Financial Schedules to Follow

Sabre Holdings 4Q05/2005 Earnings Release	Page 7

Sabre Holdings Corporation

Condensed Consolidated Statement of Income - Unadjusted

(Unaudited - In millions except per share amounts)

	Three months ended Dec. 31,			Twelve months ended Dec. 31,
	2005	2004	Percent	2005	2004	Percent

Revenues
Sabre Travel Network	$364.5	$346.7	5.1%	$1,615.8	$1,552.8	4.1%
Travelocity	234.5	126.1	86.1%	829.9	502.5	65.1%
Sabre Airline Solutions	64.1	62.8	2.0%	260.8	243.5	7.1%
Elimination of intersegment revenues	(42.6)	(39.7)	7.6%	(185.3)	(167.9)	10.3%
Total revenues	620.4	495.9	25.1%	2,521.3	2,131.0	18.3%

Operating expenses	613.4	472.3	29.9%	2,260.4	1,872.2	20.7%

Operating income	7.0	23.6	(70.4)%	260.9	258.7	0.8%

Other income (expense)
Interest income (expense) net	(14.6)	(2.8)	417.0%	(30.7)	(11.7)	161.9%
Other, net	(6.4)	0.1	**	7.0	8.4	(16.0)%

Minority interest	4.2	1.4	210.4%	7.5	1.7	348.6%

Income before provision for income taxes	(9.8)	22.2	(143.9)%	244.7	257.1	(4.8)%

Provision for income taxes	(21.8)	1.2	**	72.6	66.6	8.9%

Net earnings	$12.1	$21.0	(42.5)%	$172.2	$190.4	(9.6)%

Operating Margin	1.1%	4.8%		10.3%	12.1%

Earnings per share- basic	$0.09	$0.16		$1.33	$1.40

Earnings per share- diluted	$0.09	$0.16		$1.32	$1.38

Weighted average shares -basic	129.5	133.2		129.6	136.3
Weighted average shares -diluted	130.5	134.1		130.3	137.9

Sabre Holdings 4Q05/2005 Earnings Release	Page 8

Sabre Holdings Corporation

Condensed Consolidated Statements of Income - Adjusted

(Unaudited - In millions except per share amounts)

	Three months ended Dec. 31,			Twelve months ended Dec. 31,
	2005	2004	Percent	2005	2004	Percent

Revenues
Sabre Travel Network	$364.5	$346.7	5.1%	$1,615.8	$1,552.8	4.1%
Travelocity	234.5	126.1	86.1%	829.9	502.5	65.1%
Sabre Airline Solutions	64.1	62.8	2.0%	260.8	243.5	7.1%
Elimination of intersegment revenues	(42.6)	(39.7)	7.6%	(185.3)	(167.9)	10.3%
Total revenues	620.4	495.9	25.1%	2,521.3	2,131.0	18.3%

Operating expenses	595.8	457.1	30.3%	2,215.1	1,814.8	22.1%

Operating income	24.6	38.8	(36.6)%	306.2	316.1	(3.1)%

Other income (expense)
Interest income (expense) net	(14.6)	(2.8)	417.0%	(30.7)	(11.7)	161.9%
Other, net	2.0	0.1	**	2.3	2.1	11.5%

Minority interest	3.5	0.5	569.5%	4.2	(1.7)	(350.0)%

Income before provision for income taxes	15.5	36.6	(57.6)%	282.0	304.8	(7.5)%

Provision for income taxes	(12.7)	6.6	(293.7)%	86.2	102.2	(15.7)%

Net earnings	$28.2	$30.0	(5.9)%	$195.8	$202.6	(3.4)%

Operating margin	4.0%	7.8%		12.1%	14.8%

Earnings per share- basic	$0.22	$0.23		$1.51	$1.49

Earnings per share- diluted	$0.22	$0.22		$1.50	$1.47

Weighted average shares -basic	129.5	133.2		129.6	136.3
Weighted average shares -diluted	130.5	134.1		130.3	137.9

Sabre Holdings 4Q05/2005 Earnings Release	Page 9

Sabre Holdings Corporation

Reconciliation of Unadjusted Results to Adjusted Results

(Unaudited, In millions)

	Three months ended Dec 31,			Twelve months ended Dec 31,
	2005	2004	Change*	2005	2004	Change*

Unadjusted operating income	$7.0	$23.6	(70.4)%	$260.9	$258.7	0.8%
Adjusting items:
Travelocity intangible amortization and stock compensation	13.6	3.8	259.7%	29.5	30.7	(3.8)%
Travel Network intangible amortization	3.5	3.5	(1.3)%	17.0	18.5	(8.3)%
Airline Solutions intangible amortization	0.6	0.6	(1.0)%	2.2	0.9	150.9%
Loss on sale of midrange server equipment	0.0	7.3	(100.0)%	0.0	7.3	(100.0)%
Reversal of accrual related to sale of IT business in 2001	0.0	0.0	**	(3.4)	0.0	**
Adjusted operating income	$24.6	$38.8	(36.6)%	$306.2	$316.1	(3.1)%

Unadjusted other income and minority interest	$(16.8)	$(1.4)	**	$(16.2)	$(1.7)	867.9%
Adjusting items:
Realized gain on sale of Karavel investment	0.0	0.0	**	(21.3)	0.0	**
Impact of adjusting items on minority interests	(0.7)	(0.8)	(16.4)%	(3.3)	(3.3)	(1.7)%
(Gain)/loss on lastminute.com hedging activity	0.0	0.0	**	8.2	0.0	**
True-up of previous gain on sale of assets	0.0	0.0	**	0.0	(1.4)	(100.0)%
Realized gain on sale of European asset	(6.6)	0.0	**	(6.6)	0.0	**
Arbitration Settlement	0.0	0.0	**	0.0	(6.0)	(100.0)%
Supplier Settlement	15.0	0.0	**	15.0	0.0	**
Shareholder Settlement	0.0	0.0	**	0.0	1.1	(100.0)%

Adjusted income before provision for income taxes	$15.5	$36.6	(57.6)%	$282.0	$304.8	(7.5)%

Unadjusted provision for income taxes	$(21.8)	$1.2	**	$72.6	$66.6	8.9%
Adjustment to taxes for reversal of tax accrual	0.0	0.0	**	0.0	17.9	(100.0)%
Adjustments to taxes for adjusting items	9.1	5.4	70.5%	13.7	17.7	(22.6)%
Adjusted provision for income taxes	$(12.7)	$6.6	(293.7)%	$86.2	$102.2	(15.7)%

Adjusted net earnings	$28.2	$30.0	(5.9)%	$195.8	$202.6	(3.4)%

*Percents shown reflect changes in unrounded figures and may not agree to the percent changes in figures after rounding.

Sabre Holdings 4Q05/2005 Earnings Release	Page 10

Sabre Holdings Corporation

Sabre Travel Network

Transactions Summary

(millions)

	4Q05	4Q04	% Change	FY 05	FY 04	% Change

Transactions	75.1	73.1	2.8%	342.6	330.4	3.7%

Geographic
US	46.6	45.8	1.6%	214.6	209.9	2.2%
International	28.5	27.2	4.7%	128.0	120.5	6.3%
	75.1	73.1	2.8%	342.6	330.4	3.7%

Channel
Traditional Agency	64.8	63.9	1.4%	298.1	290.9	2.5%
Consumer on-line	10.3	9.2	12.5%	44.5	39.5	12.7%
	75.1	73.1	2.8%	342.6	330.4	3.7%

Air/Non-Air
Air	63.3	61.7	2.7%	292.8	282.9	3.5%
Non-Air	11.8	11.4	3.3%	49.8	47.5	4.8%
	75.1	73.1	2.8%	342.6	330.4	3.7%

Note:  As of the Q1 2005, we are counting as a transaction, any travel reservation that generates a fee paid directly to us including, but not limited to the following:  traditional booking fees paid by suppliers, non-traditional transaction fees paid by suppliers, transaction fees paid by travel agencies, and transaction fees paid by corporations related to our online booking tool.

Updated historical quarterly transaction information available on
http://www.sabre-holdings.com/investor/highlights/statistics/historical.html

Sabre Holdings 4Q05/2005 Earnings Release	Page 11

Sabre Holdings Corporation

Non-GAAP Financials Reconciliations

($ in millions, except per share data)

Operating Income Reconciliations

Sabre Holdings			Full Year
	4Q 2005	4Q 2004	2005	2004
GAAP Operating Income	$7.0	$23.6	$260.9	$258.7
GAAP Operating Margin	1.1%	4.8%	10.3%	12.1%

Add: amortization of intangibles	17.4	14.5	47.3	52.2
Add: stock compensation	0.2	0.7	1.4	5.2
Less: Reversal of accrual related to sale of IT business in 2001	-	-	(3.4)	-

Adjusted Operating Income	$24.6	$38.8	$306.2	$316.1
Adjusted Operating Margin	4.0%	7.8%	12.1%	14.8%

Sabre Travel Network			Full Year
	4Q 2005	4Q 2004	2005	2004
GAAP Operating Income	$24.7	$33.5	$223.5	$270.2
GAAP Operating Margin	6.8%	9.7%	13.8%	17.4%

Add: amortization of intangibles	3.5	3.8	17.0	18.8

Adjusted Operating Income	$28.2	$37.3	$240.5	$289.0
Adjusted Operating Margin	7.7%	10.8%	14.9%	18.6%

Travelocity			Full Year
	4Q 2005	4Q 2004	2005	2004
GAAP Operating Income	$(24.5)	$(11.4)	$(2.8)	$(20.5)
GAAP Operating Margin	(10.4)%	(9.1)%	(0.3)%	(4.1)%

Add: amortization of intangibles	13.3	5.5	28.1	27.9
Add: stock compensation	0.2	0.7	1.4	5.2

Adjusted Operating Income	$(10.9)	$(5.2)	$26.6	$12.6
Adjusted Operating Margin	(4.6)%	(4.2)%	3.2%	2.5%

Travelocity Europe			Full Year
	4Q 2005	4Q 2004	2005	2004
GAAP Operating Income	$(33.7)	$(9.1)	$(54.6)	$(26.1)
GAAP Operating Margin	(42.9)%	N/A	(27.7)%	N/A

Add: amortization of intangibles	12.0	0.2	22.2	0.2

Adjusted Operating Income	$(21.7)	$(8.8)	$(32.5)	$(25.9)
Adjusted Operating Margin	(27.6)%	N/A	(16.5)%	N/A

Travelocity Non-Europe			Full Year
	4Q 2005	4Q 2004	2005	2004
GAAP Operating Income	$9.3	$(2.4)	$51.8	$5.6
GAAP Operating Margin	5.9%	(2.0)%	8.2%	1.1%

Add: amortization of intangibles	1.3	5.3	5.9	27.7
Add: stock compensation	0.2	0.7	1.4	5.2

Adjusted Operating Income	$10.8	$3.6	$59.1	$38.5
Adjusted Operating Margin	6.9%	2.9%	9.3%	7.5%

Sabre Airline Solutions			Full Year
	4Q 2005	4Q 2004	2005	2004
GAAP Operating Income	$8.2	$6.2	$38.9	$13.7
GAAP Operating Margin	12.8%	9.9%	14.9%	5.6%

Add: amortization of intangibles	0.6	1.7	2.2	2.0

Adjusted Operating Income	$8.7	$7.9	$41.2	$15.7
Adjusted Operating Margin	13.6%	12.5%	15.8%	6.5%

Sabre Holdings 4Q05/2005 Earnings Release	Page 12

Net Earnings Reconciliation				Full Year
	4Q 2005	4Q 2004		2005	2004

GAAP Net Earnings	$12.1	$21.0		$172.2	$190.4
Adjustments, net of taxes:
Add: amortization of intangibles and stock compensation	10.9	4.5		29.3	27.4
Add: supplier settlement	9.4	-		9.4	-
Less: currency hedge associated with acquisition	-	-		5.2	-
Less: realized gain on sale of investment in Karavel	-	-		(13.9)	-
Less: realized gain on sale of European asset	(4.2)	-		(4.2)	-
Less: reversal of accrual related to sale of IT business in 2001	-	-		(2.2)	-
Add: loss on sale of midrange server equipment	-	4.5		-	4.5
Add: impairment of intangible asset	-	-		-	2.1
Add: Travelocity shareholder settlement	-	-		-	0.7
Less: tax reserve reversal	-	-		-	(17.9)
Less: true-up of previous gain on sale of assets	-	-		-	(0.8)
Less: arbitration settlement	-	-		-	(3.7)

Adjusted Net Earnings	$28.2	$30.0		$195.8	$202.6

GAAP EPS	$0.09	$0.16		$1.32	$1.38
Adjusted EPS	$0.22	$0.22		$1.50	$1.47

Diluted share count	130.5	134.1	million	130.3	137.9

Adjusted EBITDA Reconciliations			Full Year
	4Q 2005	4Q 2004	2005	2004

GAAP Net Earnings	$12.1	$21.0	$172.2	$190.4
Add: taxes	(21.8)	1.2	72.6	66.6
Add: interest expense (income) net	14.6	2.8	30.7	11.7
Less: other, net	6.4	(0.1)	(7.0)	(8.4)
Less: minority interest	(4.2)	(1.4)	(7.5)	(1.7)
Add: depreciation & amortization	38.5	32.7	130.6	127.2

Adjusted EBITDA	$45.5	$56.4	$391.5	$385.9

Sabre Travel Network			Full Year
	4Q 2005	4Q 2004	2005	2004

GAAP Operating Income	$24.7	$33.5	$223.5	$270.2
Add: depreciation & amortization	13.2	14.0	58.3	59.1

Adjusted EBITDA	$37.9	$47.5	$281.8	$329.4

Travelocity			Full Year
	4Q 2005	4Q 2004	2005	2004

GAAP Operating Income	$(24.5)	$(11.4)	$(2.8)	$(20.5)
Add: depreciation & amortization	20.2	9.5	50.9	45.5

Adjusted EBITDA	$(4.2)	$(2.0)	$48.1	$25.0

Travelocity Europe			Full Year
	4Q 2005	4Q 2004	2005	2004

GAAP Operating Income	$(33.7)	$(9.1)	$(54.6)	$(26.1)
Add: depreciation & amortization	14.3	0.3	27.9	0.3

Adjusted EBITDA	$(19.5)	$(8.7)	$(26.7)	$(25.8)

Travelocity Non-Europe			Full Year
	4Q 2005	4Q 2004	2005	2004

GAAP Operating Income	$9.3	$(2.4)	$51.8	$5.6
Add: depreciation & amortization	6.0	9.1	23.0	45.2

Adjusted EBITDA	$15.2	$6.8	$74.8	$50.8

Sabre Airline Solutions			Full Year
	4Q 2005	4Q 2004	2005	2004

GAAP Operating Income	$8.2	$6.2	$38.9	$13.7
Add: depreciation & amortization	5.1	5.8	21.4	19.1

Adjusted EBITDA	$13.3	$12.0	$60.4	$32.8

Sabre Holdings 4Q05/2005 Earnings Release	Page 13

2006 Guidance

Net Earnings Reconciliation	1Q 2006 Guidance		FY 2006 Guidance
	Low	High	Low	High

GAAP Net Earnings	$12.6	$17.9	$164.1	$173.4
Adjustments, net of taxes:
Add: amortization of intangibles and stock compensation	15.2	15.2	63.1	63.1

Adjusted Net Earnings	$27.8	$33.1	$227.2	$236.6

GAAP EPS	$0.10	$0.14	$1.23	$1.30
Adjusted EPS	$0.21	$0.25	$1.70	$1.77

Diluted share count	132.6	million	133.6	million